UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2017

OM Asset Management plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ground Floor, Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

OM Asset Management plc (the “Company”) has announced the integration of the Company’s Global Distribution function within its Affiliate Management team to enable closer connectivity among the Company’s product development, research, capital allocation and distribution capabilities. Accordingly, the Company and Linda T. Gibson, Executive Vice President and Head of Global Distribution have agreed on a mutual separation of Ms. Gibson from her employment with the Company, effective December 31, 2017.

In connection with the cessation of her employment, Ms. Gibson and the Company entered into a Separation Agreement, dated November 29, 2017 (the “Separation Agreement”). Under the terms of the Separation Agreement and in consideration of a general waiver and release of claims, Ms. Gibson will receive severance consistent with the terms of her severance arrangement and employment agreement, the details of which were disclosed in the Compensation Discussion and Analysis section of the Company’s 2017 Proxy Statement, filed with the Securities and Exchange Commission on April 3, 2017.

Ms. Gibson is subject to non-compete covenants for the six-month period following the termination date. In addition, Ms. Gibson is subject to a non-solicitation of employees covenant and a non-interference covenant during the six-month period following the termination date, and for a period of one year after expiration of such six month period.

Should Ms. Gibson breach these restrictive covenants, any cash bonus is subject to malus and clawback provisions in the discretion of the Compensation Committee of the Company’s Board of Directors.

ITEM 7.01	Regulation FD Disclosure.

On November 29, 2017, the Company issued a press release announcing the integration of the Company’s Global Distribution and Affiliate Management functions, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in Item 7.01 to this Form 8-K and the information filed as Exhibit 99.1 to this Form 8-K is being furnished in accordance with Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company on November 29, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	November 29, 2017	OM ASSET MANAGEMENT PLC

		By:	/s/ STEPHEN H. BELGRAD
		Name:	Stephen H. Belgrad
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company on November 29, 2017